Exhibit 10.1

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement, dated as of September 23, 2022 (this “Agreement”), is entered into by and among:

(1)	Droneify Holdings Limited, a Cayman Islands exempted company (the “Company”) with registered office address c/o International Corporation Services Limited, Harbour Place, P.O Box 472, 103 South Church Street, Grand Cayman KY1-1106, Cayman Islands;

(2)	Droneify Ltd., a company incorporated in the Province of Ontario, Canada (“Droneify”); and

(3)	the shareholders of Droneify (each a “Droneify Shareholder” and together the “Droneify Shareholders”) who have executed a counterpart signature page to this Agreement.

BACKGROUND

A. The Droneify Shareholders own the number of issued and outstanding class A common shares of Droneify (the “Droneify Shares”) set forth on Exhibit A hereto.

B. The Company is willing to acquire all of the Droneify Shares, making Droneify a wholly owned subsidiary of the Company, and the Droneify Shareholders desire to exchange all of their Droneify Shares for such number of the Company’s authorized but unissued ordinary shares as hereinafter provided.

C. The Company shall acquire all of the issued and outstanding Droneify Shares held by the Droneify Shareholders in exchange for ordinary shares in the Company (the “Company Shares”) on a one Droneify Share for one Company Share basis (such exchange of the Company Shares for the Droneify Shares is referred to in this Agreement as the “Exchange” and the ratio of Droneify Shares for Company Shares being the “Exchange Ratio”).

D. It is the intention of the parties hereto that the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, (the “Securities Act”), under the applicable securities laws of the state or jurisdiction where the Droneify Shareholders reside and will be made in reliance on an exemption from the registration and prospectus filing requirements contained in Section 2.16 of NI 45-106 – Prospectus Exemptions (“NI 45-106”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

1. EXCHANGE OF SHARES.

(a) Exchange of Shares. The Company and each of the Droneify Shareholders hereby agree that each of the Droneify Shareholders shall, on the date hereof or as soon as practicable after the date hereof (the “Closing Date”), transfer to the Company all of its Droneify Shares as set out in Exhibit A, and the Company shall allot and issue to each of the Droneify Shareholders the number of the Company Shares set forth in Exhibit A hereto and based upon the Exchange Ratio.

(b) Delivery of Droneify Shares and Company Shares. On the Closing Date, automatically, and without any action on the part of the Droneify Shareholders, the Company shall become the sole owner of all of the Droneify Shares and any outstanding certificates representing the Droneify Shares shall cease to so represent Droneify Shares and shall only represent the right to receive Company Shares pursuant to this Agreement. If any Droneify Shares are currently represented by certificates the Droneify Shareholder holding such certificate shall promptly deliver the certificate to the Company’s secretary and the physical delivery of such certificate shall be a condition precedent to the Company’s obligation to issue the Company Shares.

(c) Exchange of Convertible Securities. The Company shall take such action as is necessary to adopt any and all outstanding equity incentive or similar share plans of Droneify such that each award under any such plan (whether an option, restricted share grant, restricted share unit or otherwise and whether vested or unvested), which is outstanding immediately prior to the Closing Date shall be assumed by the Company and shall be deemed to constitute an award for number of Company Shares receivable for the Droneify Shares subject to such award based upon the Exchange Ratio. The Company shall also take such action as is necessary such that each option, warrant and convertible note or other security exercisable or exchangeable for, or convertible into Droneify Shares, whether vested or unvested, which is outstanding immediately prior to the Closing Date (each, a “Droneify Convertible Security”), shall be assumed by the Company and shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the appropriate number of Company Shares based upon the Exchange Ratio. All terms and conditions of such Company options, warrants and/or convertible securities shall be the same as the Droneify Convertible Securities that have been converted, as such Droneify Convertible Securities existed immediately prior to the date hereof, with full credit being given for any vesting that has occurred prior to the date hereof.

2. REPRESENTATIONS AND WARRANTIES OF THE DRONEIFY SHAREHOLDERS.

Each of the Droneify Shareholders hereby severally (and not jointly) represents and warrants to the Company with respect to itself, as follows:

(a) Good Title. The Droneify Shareholder is the record and beneficial owner, and has good title to its Droneify Shares, with the right and authority to sell and deliver such Droneify Shares. Upon delivery of the certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of the Company as the new owner of such Droneify Shares in the share register of Droneify, the Company will receive good title to such Droneify Shares, free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, shareholder agreements and other encumbrances.

(b) Organization. If an entity, the Droneify Shareholder is duly organized and validly existing in its jurisdiction of organization.

(c) Power and Authority. The Droneify Shareholder has the legal power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by the Droneify Shareholder to enter into this Agreement and to carry out the Exchange have been properly taken. This Agreement constitutes a legal, valid and binding obligation of the Droneify Shareholder, enforceable against the Droneify Shareholder in accordance with the terms hereof.

(d) No Conflicts. The execution and delivery of this Agreement by the Droneify Shareholder and the performance by the Droneify Shareholder of its obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign under any statute, law, ordinance, rule, regulation, order, writ, injunction, judgment, or decree; (ii) will not violate any laws applicable to the Droneify Shareholder; and (iii) will not violate or breach any contractual obligation to which the Droneify Shareholder is a party.

(e) Litigation. There is no pending proceeding against the Droneify Shareholder that involves the Droneify Shares or that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, the Exchange and, to the knowledge of the Droneify Shareholder, no such proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such proceeding.

(f) Purchase Entirely for Own Account. The Droneify Shareholder is acquiring the Company Shares proposed to be acquired hereunder for investment for its own account and not with a view to the resale or distribution of any part thereof, and the Droneify Shareholder has no present intention of selling or otherwise distributing the Company Shares, except in compliance with applicable securities laws.

(g) Available Information. The Droneify Shareholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Company Shares.

(h) Non-Registration. The Droneify Shareholder understands that the Company Shares have not been registered under the Securities Act and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Droneify Shareholder’s representations as expressed herein. The non-registration shall have no prejudice with respect to any rights, interests, benefits and entitlements attached to the Company Shares in accordance with the Company’s memorandum and articles of association or the laws of its jurisdiction of incorporation.

(i) Restricted Securities. The Droneify Shareholder understands that the Company Shares are characterized as “restricted securities” under the Securities Act in as much as this Agreement contemplates that, if acquired by the Droneify Shareholder pursuant hereto, the Company Shares would be acquired in a transaction not involving a public offering. The issuance of the Company Shares hereunder is being effected in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering. The Droneify Shareholder further acknowledges that if the Company Shares are issued to the Droneify Shareholder in accordance with the provisions of this Agreement, such Company Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Droneify Shareholder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(j) Legends. It is understood that the Company Shares, if certificated, will bear the following legend or one that is substantially similar to the following legend and if not certificated a book entry note with the following legend relating to the Company Shares shall be included in the official ledger of the Company:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

(k) Additional Legend. Additionally, the Company Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

(l) Investment Representations. Each of the Droneify Shareholders represents and warrants to the Company as follows: The Company Shares are being acquired by the Droneify Shareholder for its account, for investment purposes and not with a view to the sale or distribution of all or any part of the Company Shares, nor with any present intention to sell or in any way distribute the same, as those terms are used in the Securities Act, and the rules and regulations promulgated thereunder. The Droneify Shareholder has sufficient knowledge and experience in financial matters so as to be capable of evaluating the merits and risks of purchasing the Company Shares. The Droneify Shareholder has reviewed copies of such documents and other information as the Droneify Shareholder has deemed necessary in order to make an informed investment decision with respect to its acquisition of the Company Shares. The Droneify Shareholder understands that the Company Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or the availability of an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or an available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Further, the Droneify Shareholder understands and has the financial capability of assuming the economic risk of an investment in the Company Shares for an indefinite period of time. The Droneify Shareholder has been advised by the Company that the Droneify Shareholder will not be able to dispose of the Company Shares, or any interest therein, without first complying with the relevant provisions of the Securities Act and any applicable state securities laws. The Droneify Shareholder understands that the provisions of Rule 144 promulgated under the Securities Act, permitting the routine sales of the securities of certain issuers subject to the terms and conditions thereof, are not currently, and may not hereafter be, available with respect to the Company Shares. The Droneify Shareholder acknowledges that the Company is under no obligation to register the Company Shares or to furnish any information or take any other action to assist the undersigned in complying with the terms and conditions of any exemption which might be available under the Securities Act or any state securities laws with respect to sales of the Company Shares in the future. The Droneify Shareholder is an “Accredited Investor” as defined in rule 501(a) of Regulation D of the Securities Act.

(m) Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, each Droneify Shareholder agrees that no Droneify Shareholder shall directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Company Shares without the prior written consent of the Company or its managing underwriter. Such restriction shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed twelve (12) months plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions. Each Droneify Shareholder, in its capacity as a security holder of the Company as a result of the Exchange, agrees to execute and deliver any lock up agreement required by the underwriter for the Company’s initial public offering and all other documents and instruments and take all other actions necessary in connection with any such lock up agreement.

(n) Droneify Shareholders that are Not United States Persons. If the Droneify Shareholder is not a “U.S. Person,” as such term is defined in Regulation S promulgated under the Securities Act, the Droneify Shareholder hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Company Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the exchange of the Company Shares, (ii) any foreign exchange restrictions applicable to such exchange, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the exchange, holding, redemption, sale, or transfer of the Company Shares. The Droneify Shareholder’s subscription and payment for and continued beneficial ownership of the Company Shares will not violate any applicable securities or other laws of the Droneify Shareholder’s jurisdiction.

(o) Further Documentation. The Droneify Shareholders shall, upon request by Droneify, provide any additional certificates or representations required to establish an exemption from applicable securities legislation (including those exemptions promulgated under NI 45-106) prior to the transfer of any Droneify Shares.

3. REPRESENTATIONS AND WARRANTIES OF DRONEIFY.

Droneify hereby represents and warrants to the Company as follows:

(a) Organization, Standing and Power. Droneify is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. Droneify is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by it or the nature of the business transacted by it make such licenses or qualifications necessary.

(b) Authority; Execution and Delivery; Enforceability. Droneify has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Exchange. The execution and delivery by Droneify of this Agreement and the consummation by Droneify of the Exchange have been duly authorized and approved by the board of directors of Droneify and no other corporate proceedings on the part of Droneify are necessary to authorize this Agreement and the Exchange. When executed and delivered, this Agreement will be enforceable against Droneify in accordance with its terms.

(c) No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the articles of incorporation, bylaws or other constituent instruments of Droneify; (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Droneify is a party or by or to which Droneify or any of its assets or properties may be bound or subject; (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon Droneify, or upon the properties or business of Droneify; or (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of Droneify.

(d) Actions and Proceedings. There is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility against or affecting Droneify or any of its respective properties which adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Droneify Shares.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to Droneify and the Droneify Shareholders as follows:

(a) Organization, Standing and Power. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by it or the nature of the business transacted by it make such licenses or qualifications necessary.

(b) Authority; Execution and Delivery; Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Exchange. The execution and delivery by the Company of this Agreement and the consummation by the Company of the Exchange have been duly authorized and approved by the board of directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the Exchange. When executed and delivered, this Agreement will be enforceable against the Company in accordance with its terms.

(c) Capital Structure. The authorized capitalization of the Company consists of 500,000,000 shares, one (1) of which will be issued and outstanding immediately prior to the Closing Date. Except as set forth above, no shares or other voting securities of the Company are issued, reserved for issuance or outstanding.

(d) No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the memorandum and articles of association or other constituent instruments of the Company; (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which the Company or any of its assets or properties may be bound or subject; (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon the Company, or upon the properties or business of the Company; or (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of the Company.

(e) Actions and Proceedings. There is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility against or affecting the Company or any of its respective properties which adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Company Shares.

5. MISCELLANEOUS.

(a) New Shareholders Agreement. Each Droneify Shareholder acknowledges that it is currently a party to that certain Shareholders Agreement, dated as of March 31, 2017, as amended (the “Existing Shareholders Agreement”), among the Droneify Shareholders and Droneify. In connection with the Exchange, each Droneify Shareholder will be entering into a new shareholders agreement with the Company in the form previously distributed to the Droneify Shareholders (the “New Shareholders Agreement”). The New Shareholders Agreement is substantially similar to the Existing Shareholders Agreement, but it is being entered into with the Company instead of Droneify. Each Droneify Shareholder acknowledges receipt of a copy of the New Shareholders Agreement attached as Exhibit B and agrees to execute and deliver the New Shareholders Agreement and to execute all other documents and instruments and take all other actions necessary in connection with the New Shareholders Agreement and hereby agrees to be bound by the terms and conditions of the New Shareholders Agreement as a “Shareholder” thereunder.

(b) Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

(c) Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by Company, a majority in interest of the Droneify Shareholders and Droneify.

(d) Assignment. This Agreement is not assignable except by operation of law.

(e) Notices. Until otherwise specified in writing, the mailing addresses of the parties of this Agreement shall be as set forth on the signature pages to this Agreement. Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

(f) Governing Law. This Agreement shall be construed, and the legal relations among the parties determined, in accordance with the laws of the Cayman Islands, thereby precluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

(g) Publicity. Save for any publication or other information requiring disclosure as part of the Company’s initial public offering or thereafter, no publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by any party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other parties, which in the case of the Droneify Shareholders, shall mean a majority of them in interest.

(h) Entire Agreement. This Agreement (including the exhibits hereto) contains the entire agreement among the parties with respect to the Exchange and related transactions, and supersedes all prior agreements, written or oral, with respect thereto.

(i) Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(j) Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

(k) Counterparts; Facsimile or Email Execution. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document. Facsimile, email or other means of electronic transmission execution and delivery of this Agreement is legal, valid and binding for all purposes.

(l) Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

(m) Further Assurances. Each of the parties shall execute such documents and other papers and take such further actions as may be required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each of the parties hereto understands and acknowledges that the Exchange is being effected in connection with a proposed firm commitment underwritten initial public offering (the “Public Offering”) of the Company’s ordinary shares and each Droneify Shareholder agrees to cooperate and facilitate such Public Offering, including by completing any required director and officer questionnaires, FINRA questionnaires or similar questionnaires, providing consents and background information to permit background checks to be conducted by the underwriter for the Public Offering, providing information to satisfy the underwriter’s due diligence requirements, including the underwriter’s know your client and anti-money laundering obligations and take all such similar action and providing all such similar information as may be requested by the Company or its underwriter in connection with the Public Offering.

(n) Consent to Receive Notices by Electronic Transmission. Each Droneify Shareholder hereby consents to the delivery of any corporate notices relating to the Company by electronic transmission to their email address as set forth on the signature page to this Agreement for all purposes and to the fullest extent permitted by law, including Section 8(1) of the Electronic Transactions Act (2003) Revision and the Company’s memorandum and articles of association. This consent applies to any and all notices required to be given to the Droneify Shareholders for any purpose, including under the 8(1) of the Electronic Transactions Act (2003) Revision and/or the Company’s memorandum and articles of association or otherwise. All notices sent by electronic mail will be considered given and received in accordance with the Company’s memorandum and articles of association.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement on the date first above written.

DRONEIFY HOLDINGS LIMITED

By:
Name:	Adam Sax
Title:	Chief Executive Officer

Address:

Email:

DRONEIFY LTD.

By:
Name:	Adam Sax
Title:	Chief Executive Officer

Address:

Email:

DRONEIFY SHAREHOLDERS:

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